SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 20, 2004

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction	(Commission file	(IRS Employer
or incorporation)	Number)	Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee	37201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED APRIL 20, 2004

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

The following exhibit is furnished pursuant to Item 9.

99.1	The press release of Registrant, dated April 20, 2004, announcing a 2-for-1 stock split.

ITEM 9.    REGULATION FD DISCLOSURE

See attached press release regarding the 2-for-1 stock split declared by the Company.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC

	By:	/s/ M. TERRY TURNER

M. Terry Turner President and Chief Executive Officer

Date: April 20, 2004

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	The press release of Registrant, dated April 20, 2004, announcing a 2-for-1 stock split.

3